FSV P1 P2 P4 12/19

SUPPLEMENT DATED DECEMBER 31, 2019

TO THE PROSPECTUSES

DATED MAY 1, 2019 OF

FRANKLIN SMALL CAP VALUE VIP fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The portfolio management team under the “Fund Summary - Portfolio Managers” section on page FSV-S4 is revised as follows:

Steven B. Raineri   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2012.

Christopher Meeker, CFA   Portfolio Manager of Franklin Mutual and portfolio manager of the Fund since 2015.

Nicholas Karzon, CFA   Research Analyst of Franklin Mutual and portfolio manager of the Fund since December 2019.

II.  The portfolio management team under the “Fund Details – Management” section on page FSV-D5 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments of small cap value companies. The portfolio managers of the team are as follows:

Steven B. Raineri

Portfolio Manager of Franklin Mutual

Mr. Raineri has been a lead portfolio manager of the Fund since 2012. Mr. Raineri has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton in 2005.

Christopher Meeker, CFA

Portfolio Manager of Franklin Mutual

Mr. Meeker has been a portfolio manager of the Fund since 2015, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2012.

Nicholas Karzon, CFA

Research Analyst of Franklin Mutual

Mr. Karzon has been a portfolio manager of the Fund since December 2019, providing support to the lead portfolio manager as needed. He joined Franklin Templeton in 2014.

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Please keep this supplement with your prospectus for future reference.